EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Newport International Group Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Soloman Lam, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: 9/11/2003                             /s/ Soloman Lam
                                           -----------------------------------
                                           By: Soloman Lam
                                           Its: Chief Executive Officer and
                                           Chief Financial Officer